                                                                    Exhibit 10.4












                                 FIRST AMENDMENT

                                       TO

                SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                      AMONG

                        DIGITAL DESCRIPTOR SYSTEMS, INC.

                                       AND

                         THE INVESTORS SIGNATORY HERETO






                            Dated as of March 5, 2001

         FIRST AMENDMENT TO SECURED DEBENTURE PURCHASE AGREEMENT ("First Amendment") dated as of March 5, 2001, among Digital Descriptor Systems, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

                                   WITNESSETH:

                  WHEREAS, as of December 28, 2000, the Company and Purchasers entered into a Secured Convertible Debenture Purchase Agreement (the "Original Agreement"), which, among other things, provides that, subject to the terms and conditions set forth in the Original Agreement and in accordance with ss.4(2) under the Securities Act and Rule 506 promulgated thereunder, the Company would issue and sell to Purchasers and the Purchasers, severally and not jointly, would purchase the Debentures and Warrants from the Company; and

                  WHEREAS, pursuant to the terms of the Original Agreement, as of December 28, 2000, the Company and the Purchasers delivered the following:
(A) the Company executed and delivered a (i) Debenture in the principal amount of $100,000 to each Purchaser (each, an "Original Debenture" and collectively, the "Original Debentures"), (ii) Warrant to purchase 200,000 shares of Common Stock to each Purchaser, (iii) direction letter to the Company's transfer agent (the "Original Direction Letter"); and (B) the Company and Purchasers executed and delivered a (i) registration rights agreement (the "Original Registration Rights Agreement"), and (ii) a security agreement (the "Original Security Agreement"); and (C) each Purchaser paid $100,000 to the Company; and

                  WHEREAS, subject to the terms and conditions set forth in this First Amendment and in accordance with ss.4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company and Purchasers desire to (A) amend the
(i) Original Agreement to increase the aggregate purchase price for the Debentures to $800,000 (the "New Aggregate Purchase Price") and to provide that, subject to the amendments set forth herein, the First Additional Funding Date will be the date hereof, (ii) Original Registration Rights Agreement to reflect new time periods and the New Aggregate Purchase Price, (iii) Original Security Agreement and Original Direction Letter to reflect the New Aggregate Purchase Price; and (B) issue allonges to the Original Debentures to reflect the New Aggregate Purchase Price.

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in the First Amendment, and for other good and valuable consideration the receipted adequacy of which are hereby acknowledged, the Company and Purchasers agree as follows:

                  A. Defined Terms. All defined terms used in this First Amendment, including the defined terms used in the preliminary clauses hereto, which are not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

                  B. Amendments to Original Agreement. The Company and Purchasers hereby agree that the Original Agreement is amended as follows:

                     1. Section 1.1(a) of the Original Agreement is hereby amended as follows:

                        (i) the reference in subsection (i) to"$600,000" is hereby changed to "$800,000."

                        (ii) subsection (iii) is hereby deleted in its entirety and substituted therefore is the following:

                             "(iii) If each of the conditions set forth in
                             Section 1.1(b), other than the condition in Sections 1.1(b)(iii) and 1.1(b)(viii), have been either satisfied by the Company or waived by each Purchaser, then on the date of this First Amendment ("First Additional Funding Date"), as contemplated in Section 1.1(b) (A) the Company will, against delivery of the amounts set forth in clause (B) in this paragraph, deliver to each Purchaser, Debentures in the aggregate principal amount of 25.0% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement (the "First Additional Debentures"), and
                             (B) each Purchaser will deliver to the Company, 25.0% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States Dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose."

                        (iii) Subsection (iv) is hereby amended by adding "other than the condition in Section 1.1 (b) (x) ," after the reference to "Section 1.1 (b),".

                      2. Section 1.1(b) of the Original Agreement is hereby amended as follows:

                        (i) Subsection (iii) is hereby amended by deleting the words "the 90th day following the Closing Date" and by substituting therefore the words "June 11, 2001".

                        (ii) A new subsection "(x)" shall be added as follows:

                             "(x) Additional Documents in Connection with First Additional Funding Date. Concurrently with the First Additional Funding Date, the parties shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser the following, all of which shall be dated as of March 5, 2001; (1) Debentures registered in the name of such Purchaser in the aggregate principal amount of 25.0% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement, (2) Warrants registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire, for every one Dollar ($1) of the principal amount of the Debentures acquired by it hereunder, two shares of Common Stock, upon the terms and conditions set forth therein, (3) the legal opinion of Owen M. Naccarato, Esq., outside counsel to the Company,
                             (4) an executed First Amendment to Registration Rights Agreement, (5) an executed Transfer Agent Instructions, delivered to and acknowledged in writing by Company's transfer agent, (6) an executed First Amendment to Security Agreement, (7) executed Allonges to each of the Debentures that were issued as of December 28, 2000 (8) executed originals of this First Amendment, and (9) executed UCC-1 financing statements; and (B) each Purchaser will deliver to the Company: (1) 25.0% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) executed originals of this First Amendment, the First Amendment to Registration Rights Agreement and the First Amendment to Security Agreement.

                      3. Section 2.1 (a) (x) of the Original Agreement is hereby amended to insert ", as any of such documents shall be amended from time to time " immediately after the word "Warrants".

                      4. All references to the Debentures in the Original Agreement shall be deemed references to the Debentures, as amended from time to time.

                      5. The "Purchase Price for Debentures" as set forth after the signature on the signature page to the Original Agreement of each Purchaser is hereby changed to "$400,000" from "$300,000."

                  C. Representation of Company. To induce Purchasers to enter into this First Amendment and to consummate the funding on the First Additional Funding Date, the Company hereby represents and warrants to the Purchasers that no event has occurred or failed to occur which by itself or with the giving of notice or the passage of time, or both, would constitute a default or event of default under the Original Agreement, the Debentures or any of the Transaction Documents.

                  D. Fees. In connection with the preparation of this First Amendment and the related documentation, the Company shall pay Robinson Silverman $5,000.

                  E. No Other Changes. Except as expressly set forth in this First Amendment, the terms and conditions of the Original Agreement remain in full force and effect, unmodified and unchanged.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective signatory as of the date first indicated above.

                            DIGITAL DESCRIPTOR SYSTEMS, INC.


                            By:__________________________
                               Michael J. Pellegrino, Chief Financial Officer

                            PURCHASERS:

                            AJW Partners, LLC
                            By: SMS Group, LLC, Manager



                            By:__________________________
                                    Corey S. Ribotsky

                            New Millennium Capital Partners II, LLC
                            By: First Street Manager II, LLC, Manager



                            By:__________________________
                                   Glenn A. Arbeitman